Exhibit 99.1

1 First - in - disease therapies for patients with rare skin diseases QTORIN Pitavastatin: Developing the First Pathogenesis - directed Therapy for Disseminated Superficial Actinic Porokeratosis November 5, 2025

Forward Looking Statements

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Industry and Market Data

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palvella THERAPEUTICS

3 QTORIN Pitavastatin Program: Today’s Attendees Keith Choate , MD, PhD • Aaron B. and Marguerite Lerner Professor and Chair of Dermatology • Professor of Genetics and Pathology • Associate Dean for Physician - Scientist Development • President of the Pediatric Dermatology Research Alliance ( PeDRA ) • Consultant to Palvella Bohan Wei VP Corporate Development & New Product Planning Wes Kaupinen Founder & CEO Jeff Martini, PhD Chief Scientific Officer Matt Korenberg CFO David Osborne, PhD Chief Innovation Officer

Multiple High-Impact Milestones Between Now and End of Q1 2026

✓ SEPTEMBER 2025	TODAY	MID-DECEMBER 2025	Q1 2026
1	2	3	4
Third Planned Indication for QTORIN™ Rapamycin: Clinically Significant Angiokeratomas	New QTORIN™ Program: QTORIN™ Pitavastatin for DSAP* & Other Porokeratosis	Phase 2 Topline Data in Cutaneous VMs	Phase 3 Topline Data in Microcystic LMs
		FULLY ENROLLED	EXCEEDED ENROLLMENT TARGET
✓ Serious, rare, no FDA-approved therapies ✓ Commercially attractive	✓ Serious, rare, no FDA-approved therapies ✓ Clear biology ✓ Commercially attractive: >50k U.S. patients ✓ Projected <2.5 years to Phase 2 POC data	✓ 16 subjects	✓ 51 subjects
			

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*DSAP = Disseminated Superficial Actinic Porokeratosis. *QTORIN™ 3.9% rapamycin anhydrous gel and QTORIN™ pitavastatin are for investigational use only and neither has been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.*

palvella THERAPEUTICS

5 Disease Overview & Scientific Rationale Dr. Keith Choate, Yale School of Medicine QTORIN Pitavastatin for Disseminated Superficial Actinic Porokeratosis

6 Disseminated Superficial Actinic Porokeratosis (DSAP) is a Serious Disease with No FDA - Approved Therapy Keith Choate , MD, PhD High impact to patient quality of life with meaningful risk of malignant transformation to squamous cell carcinomas Image sources: Sim et al, Ann Dermatol, (2018) and Dr. Keith Choate presentation to Palvella (2025). • Aaron B. and Marguerite Lerner Professor and Chair of Dermatology • Professor of Genetics and Pathology • Associate Dean for Physician - Scientist Development • President of the Pediatric Dermatology Research Alliance ( PeDRA ) • Consultant to Palvella

7 Disseminated Superficial Actinic Porokeratosis (DSAP): Progressing to the First Potential Pathogenesis - directed Therapy 2011 Amy Paller, MD Discovery that mutations in the mevalonate pathway are responsible for many genetic skin diseases Member of Palvella MSAB 2019 - 2020 Keith Choate, MD, PhD Breakthrough discovery that second hit mutation underlies porokeratosis and translated those findings into a proof - of - concept study in patients with porokeratosis 2025 Extensive formulation development completed with plans to enter clinic in 2H 2026 – potential to be first FDA - approved therapy Jeff Martini, PhD Chief Scientific Officer David Osborne, PhD Chief Innovation Officer 1893 Vittorio Mibelli Italian Dermatologist First discovered porokeratosis – from Greek meaning “abnormal keratinization disorder” Bagherani et al, Glob Dermatol , (2015); Paller et al, J Invest Dermatol , (2011); Atzmony et al, J Invest Dermatol, (2019); Atzmony et al, J Am Acad Dermatol , (2020).

8 Clear Biology: Targeting the Causal Mevalonate Pathway Target: Mevalonate Pathway Tissue: Epidermis & Dermis Site of pathogenesis - directed therapy An on - target, in - tissue approach could result in significant clinical improvement *HMGCR = 3 - hydroxy - 3 - methylglutaryl - coenzyme A reductase. Image sources: Milani D, Warbasse E, Chen WS. Porokeratosis. Pathology Outlines.com website. *

9 Unmet Need for First FDA - approved Topical Mevalonate Pathway Inhibitor for DSAP Proof - of - concept study, demonstrating a plausible mechanistic approach Significant need for an FDA - approved topical mevalonate pathway inhibitor >20 subsequent supportive studies of off - label use of topical statin therapy in porokeratosis… …however, today poor patient outcomes persist due to lack of access and known variability in unapproved formulations which can limit safety, efficacy, and quality Oral statins are not a viable therapeutic option in DSAP: High first pass metabolism and/or sub - therapeutic biodistribution to the skin

10 QTORIN Pitavastatin Formulation Development Dr. David Osborne, Chief Innovation Officer QTORIN Pitavastatin for Disseminated Superficial Actinic Porokeratosis

11 • Recognized formulation expert with 35+ years of industry - leading experience in topical drug development • Founding scientist and CTO at Arcutis Biotherapeutics (NASDAQ: ARQT) • Contributed to the development of three dozen topical therapies, incl. ZORYVE® (roflumilast) cream and foam David Osborne, PhD Chief Innovation Officer QTORIN Platform: Application to Mevalonate Pathway Inhibitors HIGH DRUG LOADING CAPACITY TOLERABILITY DERMAL ENGAGEMENT COMPOSITION OF FORMULATION IP QTORIN TM PLATFORM

12 Developing the First Pathogenesis - directed Therapy For DSAP Molecule: optimal potency, skin PK, and stability Topical formulation leveraging QTORIN platform high active payload, dermal penetration, limited systemic absorption, chemical stability QTORIN product candidate Targeted dermal penetration Chemical & formulation stability Optimized release from vehicle High potency Designed for patient adherence Target Product Profile Established in 2024

13 Using QTORIN , we considered and tested a wide range of mevalonate pathway inhibitors QTORIN Pitavastatin: On Target, In Tissue QTORIN PITAVASTATIN Stability Optimal Skin PK Potency Molecule    Pitavastatin Mev. Inhibitor 2 Mev. Inhibitor 3 Mev. Inhibitor 4 Mev. Inhibitor 5 Mev. Inhibitor 6 Mev. Inhibitor 7 Did not meet some or all pre - defined target product attributes • Pitavastatin is an FDA - approved next - generation oral statin for patients with primary hyperlipidemia and mixed dyslipidemia • Superior inhibition of the mevalonate pathway compared to all molecules evaluated • Key characteristics: • Payload: > 2% concentration achieved • Dermal penetration: in vitro penetration test confirms > IC90 • Low systemic absorption • Encouraging preliminary drug stability • IP: Filed formulation & method of use IP and licensed Yale IP

14 Clinical Development Plan Dr. Jeff Martini, Chief Scientific Officer QTORIN Pitavastatin for Disseminated Superficial Actinic Porokeratosis

Disseminated Superficial Actinic Porokeratosis (DSAP):
Chronic, Pre-Cancerous, and Progressive

Genetics & Disease Biology:
Autosomal dominant (primary) or de novo germline mutation leads to accumulation of toxic intermediates

Risk of malignant transformation: Premalignant disease with transformation to non-melanoma skin cancers[2]

Significant impact to quality of life: clinical signs include skin disfigurement, burning, and persistent itch

Persistent and extensive: Clonal proliferation of abnormal keratinocytes leads to increased number and size of lesions

Natural history: Spontaneous regression is extremely rare[2]

> 50k patients
ESTIMATED IN THE U.S.[1]


A
B

<u>No FDA-approved therapies</u>

Current options:
Laser, surgery, and off-label topical chemo agents & mevalonate pathway inhibitors

1. Clarity Pharma research (April 2025), n=277 physicians surveyed. 2. Williams, Grant M., et al. "Porokeratosis." StatPearls Publishing, 2024.

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palvella THERAPEUTICS

16 QTORIN Pitavastatin Clinical Pathway: Planned Initiation of Phase 2 in 2H 2026 FDA meeting planned 1H 2026 • Discuss proposed Phase 2 study design • Discuss eligibility for expedited programs (Fast Track Designation) QTORIN Pitavastatin: From Concept to Clinic • Targeting <2.5 years to Phase 2 POC data • QTORIN pitavastatin optimized for stability and drug delivery • Working with FDA Division of Dermatology and Dentistry • Filed intellectual property Initiation of Proposed Phase 2 study anticipated in 2H 2026 • Phase 2 protocol drafted • Endpoint development nearing completion with extensive input from key opinion leaders and patients GOAL: Initiate Phase 2 clinical development in 2H 2026

QTORIN™ Pitavastatin: Future Expansion Opportunities

First Clinical Trial: DSAP Patients



DSAP:

50k+ U.S. pts

→

Subsequent Studies: Expand into Other Porokeratosis Subtypes



Porokeratosis of Mibelli:

20k+ U.S. pts



Other subtypes (incl. linear porokeratosis):

10k+ U.S. pts

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palvella THERAPEUTICS

Clarity Pharma (September 2025), n=277 physicians surveyed, MedaCorp Survey (August 2025), n=55 physicians surveyed.

18 Commercial Opportunity Matt Korenberg Chief Financial Officer QTORIN Pitavastatin for Disseminated Superficial Actinic Porokeratosis

Attractive U.S. Commercial Opportunity for DSAP

>50k diagnosed DSAP patients in the U.S. based on two sources (Clarity Pharma, n=277 physicians; Zagoras et al, 2023) and confirmed by KOL calls

Orphan Pricing anticipated based on disease severity and lack of FDA-approved therapies

Market research (n=55 physicians)[1]:

100% of physicians would incorporate Product X (topical mevalonate pathway inhibitor) into their practice

96% of physicians would consider Product X as a first line therapy for DSAP patients

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1. MedaCorp Survey (August 2025), n=55 physicians surveyed.

palvella THERAPEUTICS

20 Key Takeaways Wes Kaupinen Founder & Chief Executive Officer QTORIN Pitavastatin for Disseminated Superficial Actinic Porokeratosis

QTORIN™ Pitavastatin for DSAP: Key Program Milestones Achieved

1 Scientific & Medical

- ✓ **Strong KOL support -** Dr. Keith Choate, Dr. Amy Paller, Dr. Dirk Elston, Dr. Jim Treat, Dr. John Doux, and others
- ✓ **Known genetics and clear biology confirmed**
- ✓ **Analyzed published case studies of off-label statin use, confirming proof-of-principle**

2 Commercial

- ✓ **No FDA-approved therapies and low competition**
- ✓ **Prospective epidemiology work** confirmed commercially attractive opportunity
- ✓ **Initial physician market research and patient-based market research completed**

3 Product Development

- ✓ **QTORIN™ formulation:** High concentration of drug, dermal penetration, stable
- ✓ **Safety:** *in silico* testing completed
- ✓ **IP licensed from Yale** (Inventor: Dr. Keith Choate)
- ✓ **IP filed on formulation and method of use**

4 Regulatory

- ✓ **Planned 505(b)(2) pathway**
- ✓ **Potentially eligible for expedited programs** (Fast Track Designation)
- ✓ **Potentially eligible for orphan designation**

Life cycle management opportunities for other porokeratosis subtypes

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palvella THERAPEUTICS

Disseminated Superficial Actinic Porokeratosis (DSAP):
Aligned With Palvella's Pipeline Strategy

	QTORIN™ Rapamycin: Microcystic LMs, Cutaneous VMs, Clinically Significant Angiokeratomas	QTORIN™ Pitavastatin: DSAP	
Serious	✓	Chronic, extensive lesions, malignant transformation	*Significant unmet medical need*
Rare	✓	>50k U.S. patients	
No FDA-approved Therapies	✓	None	
Strong Scientific & Biologic Rationale	✓	Mutations in mevalonate pathway lead to accumulation of toxic intermediates	*Optimizing likelihood of clinical success*
Published Case Studies & Off-label Use of API	✓	Multiple published case studies + use in academic centers	
Commercially Attractive	✓	Opportunity to be first-in-disease and SOC	*Multi-billion dollar U.S. TAM[1]*

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palvella THERAPEUTICS

1. Based on internal and third-party estimates.

23 Striving to be first for rare disease patients Thank You